UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2004

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification No.)

2838 Woodside Street
Dallas, Texas 75204
(Address of principal executive offices) (Zip Code)

(918) 492-7272
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure:

On June 21, 2004 the Registrant issued a press release announcing the completion of the Bossier Pipeline construction project, as described in the press release dated June 21, 2004, attached as an Exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

The following Exhibits are filed herewith:

Exhibit Number 99.1 – Press Release dated June 21, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	U.S. Propane, L.P., General Partner
	By:	U.S. Propane, L.L.C., General Partner

Date: June 22, 2004	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L. Warren

Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 21, 2004